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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): SEPTEMBER 18, 2003
                                                        -------------------


                               THE TIMKEN COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


                                      OHIO
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                 (State or Other Jurisdiction of Incorporation)


         1-1169                                          34-0577130
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)




                1835 DUEBER AVENUE, S.W., CANTON, OHIO 44706-2798
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               (Address of Principal Executive Offices) (Zip Code)


                                 (330) 438-3000
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 9.     REGULATION FD DISCLOSURE

         The Timken Company issued a press release on September 18, 2003. This Form 8-K is being filed solely to correct a typographical error. The amount paid by The Timken Company in connection with the Torrington acquisition was $840 million, not $860 million. A copy of the corrected press release is attached as
Exhibit 99.1 to this report and incorporated herein by this reference.

         This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements under the Securities Act of 1933.

         Exhibits.
         ---------
             99.1          The Timken Company Press Release dated September 18, 2003 (corrected).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE TIMKEN COMPANY


                                  By:   /s/ William R. Burkhart
                                     -------------------------------------------
                                     William R. Burkhart
                                     Senior Vice President and General Counsel

Date:  September 19, 2003


                                       3
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                                  EXHIBIT INDEX

          Exhibit
          Number            Description of Document
          ------            -----------------------
             99.1           The Timken Company Press Release dated September 18, 2003 (corrected).
